EXHIBIT 10.57
PREMIUM FINANCE AGREEMENT
  DISCLOSURE STATEMENT AND SECURITY AGREEMENT

A.I. Credit Corp.
160 Water Street
New York, NY 10038
(212) 428-5400 or 1-800-221-3450

INSURED/BORROWER
  Staff Builders, Inc.
  1983 Marcus Avenue
  Lake Success,  NY  11042
_________________________________________________________________
A)   Total Premiums                     $5,726,956.00

B)   Cash Down Payment                  $        0.00

C)   Amount Financed (The
       amount of Credit provided
       to insured or on its behalf)     $5,726,956.00

D)   Finance Charge (Dollar amount
       credit will cost)                $  609,806.84

E)   Florida Documentary Stamp Tax      $        0.00

F)   Total of Payments (Amounts which
       have been paid after making
       all scheduled payments)          $6,336,762.84
_________________________________________________________________

Annual Percentage Rate                           6.69%
  (Cost of credit figured as a yearly rate)
_________________________________________________________________
PAYMENT SCHEDULE
Amount of Each Payment                  $  176,021.19
Number of Payments (Monthly)                       36
1st Payment Due                               1/15/97
Final Payment Due                            12/15/99
SCHEDULE OF POLICIES
Policy Number and Prefix                DRP 204/93
                                        DRP 204/94
Full Name of Insurance Company and
Name and Address of Policy Issuing      East River Insurance
Agent                                   East River Insurance

Type of Policy Premium                  WMC
                                        WMC

Term in Months                          36
                                        36

Effective Date M,D,Y                    12/15/96
                                        12/15/96

Policy Premiums                         $ 5,726,956
                                        (Included)
TOTAL PREMIUMS (Recorded in "A")`       $ 5,726,956
_________________________________________________________________
IMPORTANT NOTICE TO INSURED
Notice: 1) Do not sign this Agreement before you read it or if it contains any blank spaces. 2) You are entitled to completely filled-in copy of this Agreement at the time you sign. 3) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the finance charge. 4) Keep your copy of this Agreement to protect your legal rights.

AGENT or BROKER     Treiber Group LLC
BUSINESS ADDRESS    377 Oak Street, Garden City, NY 11530
_________________________________________________________________
AGREEMENTS OF AGENT OR BROKER
The Agent or Broker Undersigned:
1) Represents and warrants as follows: (a) to the best of the undersigned's knowledge and belief, the insured's signature is genuine or, to the extent permitted by applicable Law, the undersigned Agent or Broker has been authorized (in writing) by the insured to sign this Agreement on their behalf, (b) the insured has received a copy of the Agreement, (c) the scheduled Policies are in full force and effect and the premiums indicated therefore are correct, (d) the insured may cancel all scheduled policies immediately upon request, (e) none of the Policies scheduled in the Agreement are non-cancelable, and (f) if indicated, the down payment due at Policy inception in the amount of $0 and
installments due on   -   have been collected and are being
retained by us.
2) Upon cancellation of any of the scheduled Policies, the undersigned Agent or Broker agrees upon demand to pay to you or your assigns their commission on any unearned premiums applicable to the cancelled Policies.
3) For California business, the undersigned agent will receive from the lender $0 for aiding in administration of the premium finance agreement relating to above premiums.
4) Warrants that it is the authorized Policy issuing agent of the insurance companies or the broker placing the coverage directly with the insurance company on all the Policies scheduled except: n/a
_________________________________________________________________
     Where the word "Policy" or "Policies" is used in this Agreement, it means the policies listed above in the Schedule of Policies.
     Where the word "you, your or AICCO" is used in this Agreement, it means A.I.Credit Corp. or AICCO Inc. (as checked above).
     Wherever the words "I" or "me" are used in this Agreement, it means the undersigned Insured, which is a commercial entity.
                      AGREEMENT OF INSURED
THE NAMED INSURED HEREBY AGREES:
1) In consideration of the premium payments being financed by you to the above insurance company(ies) on my behalf, I promise to pay to your order the TOTAL OF PAYMENTS to be made in accordance with the PAYMENT SCHEDULE, subject to the provisions set forth in this Agreement.
2) a) If there is an amount listed as "Brokers Fee" in the Schedule of Policies listed above, this fee is charged under Section 2119 of the New York Insurance Law or the Law, if any, of the state in which I live. This fee is charged for obtaining and servicing the Policy or where the risk to be insured under the Policy resides.
b) A fee $none, which is not being financed, has been charged under the provisions of these Laws. If none has been charged, the word "none" is shown.

                        POWER OF ATTORNEY
The insured appoints AICCO its Attorney-in-Fact with full authority to cancel the insurance policies, financed herein for nonpayment of installments as set forth in this Agreement.

12/26/96  /S/Gary Tighe, Sr. Vice President
 Date     Signature of Insured(s) or Agent or Broker